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                                                                   EXHIBIT 10(u)

                         COLLECTION AND PAYING AGREEMENT

      THIS COLLECTION AND PAYING AGREEMENT (the "Agreement"), dated as of August ______, 2002, by and among

            - Pulte Mortgage Corporation, a Delaware corporation ("PMC"), in its capacity as borrower under the Warehouse Facility (defined below) (in such capacity the "Warehouse Borrower"), and in its capacity as Servicer under the CP Facility (defined below) (in such capacity the "Servicer"),

            - Pulte Funding, Inc., a Michigan corporation, in its capacity as "Borrower" ("PFI"), under and as defined in the Loan Agreement (in such capacity, the "CP Facility Borrower"),

            - Bank One NA, in its capacity as Administrative Agent for the lenders under the Warehouse Agreement described below (in such capacity the "Warehouse Facility Agent"),

            - Credit Lyonnais New York Branch, in its capacity as Administrative Agent for the lenders under the Loan Agreement described below (in such capacity the "CP Facility Agent"), and

            - LaSalle Bank National Association, as collateral agent for the Warehouse Facility and the CP Facility (each as defined below) (in such capacity the "Collateral Agent").

                               W I T N E S S E T H

      PMC, an originator of mortgage loans, has entered into a Third Amended and Restated Revolving Credit Agreement, dated as of March 31, 2000, as amended from time to time (the "Warehouse Agreement") with the Warehouse Facility Agent and certain lenders named therein (the "Warehouse Lenders"), pursuant to which the Warehouse Lenders have agreed to make loans to PMC, secured by mortgage loans (the "Warehouse Facility").

      The Collateral Agent has been hired to act as collateral agent of the mortgage loans securing loans made pursuant to the Warehouse Facility pursuant to the Second Amended and Restated Security and Collateral Agency Agreement, dated as of March 31, 2000, among PMC, the Warehouse Facility Agent and LaSalle Bank National Association as successor by assignment to Bank One Trust Company, as amended from time to time (the "Warehouse Collateral Agreement").

      PMC has formed a special purpose subsidiary, PFI, and has entered into a Repurchase Agreement with PFI, pursuant to which PMC sells Mortgage Assets to PFI. In order to finance its purchases of Mortgage Assets from PMC, PFI has entered into a Restated and Amended Loan Agreement (the "Loan Agreement") with the CP Facility

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Agent, PMC, as Servicer, the CP Lenders named in such Loan Agreement, and certain other parties named therein. The transactions effected by the Repurchase Agreement, the Loan Agreement and the related transaction documents are referred to herein as (the "CP Facility").

      The Collateral Agent has been appointed by the CP Facility Agent as collateral agent to hold, maintain and administer all Collateral owned by PFI and pledged to the CP Facility Agent under the CP Facility, pursuant to the Amended and Restated Collateral Agency Agreement, dated as of the date hereof, among PFI, the CP Facility Agent and the Collateral Agent (the "CP Collateral Agreement").

      Under both the Warehouse Facility and the CP Facility, the Collateral Agent ships the mortgage documents related to mortgage loans from time to time to investors ("Take-Out Investors"). Upon approval of the document packages, the Take-Out Investors purchase the shipped mortgage loans for cash.

      The parties hereto desire that the Collateral Agent establish and maintain a deposit account in the name of the Collateral Agent at the Account Bank (the "Cash and Collateral Account") for purposes of receiving payments from Take-Out Investors who have purchased mortgage loans and related collateral that were either (a) pledged to the Warehouse Facility Agent for the benefit of the Warehouse Lenders under the Warehouse Facility or (b) sold by PMC to PMI pursuant to the Repurchase Agreement and pledged to the CP Facility Agent for the benefit of the CP Lenders under the CP Facility.

      The CP Facility Agent and the CP Lenders desire that the Collateral Agent establish and maintain a deposit account (the "Collection Account") for the benefit of the CP Lenders under the CP Facility.

      The parties hereto desire that the Collateral Agent, on a daily basis, identify any funds on deposit in the Cash and Collateral Account, and allocate and pay such funds as provided herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

      Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement or the Warehouse Agreement, as the context requires. The following additional terms shall have the respective meanings set forth below:

      "Account Bank" means Bank One, NA, in its capacity as the bank that maintains the Cash and Collateral Account.

      "Agents" means collectively, the Warehouse Facility Agent and the CP Facility Agent.

      "Agreement" means this Agreement and all schedules, supplements and exhibits hereto, as the same may be amended from time to time.

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      "Cash and Collateral Account" means the deposit account no.
________________ at the Account Bank, established and maintained by the Collateral Agent pursuant to Section 2(a) hereof.

      "Collection Account" means the deposit account established and maintained by the Servicer for the benefit of the CP Facility Agent and the CP Lenders as described in Section 2(b) hereof.

      "CP Facility" has the meaning set forth in the recitals.

      "CP Facility Agent" has the meaning set forth in the recitals.

      "CP Lenders" the lenders under the Loan Agreement entered into as part of the CP Facility.

      "CP Termination Date" the date on which (a) the Drawdown Termination Date under the CP Facility has occurred, (b) all Obligations under the CP Facility have been paid in full, and (c) the collateral security therefor shall have been released pursuant to the Loan Agreement and/or the related security agreement.

      "Default" with respect to the CP Facility, has the meaning ascribed to the term in the Loan Agreement, and, with respect to the Warehouse Facility, has the meaning ascribed to the term in the Warehouse Agreement.

      "Effective Date" means August __, 2002.

      "Eligible Institution" means any depository institution, organized under the laws of the United States or any state, having capital and surplus in excess of $200,000,000, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation and that is subject to supervision and examination by federal or state banking authorities; provided that such institution also must have a rating of A2 or higher with respect to long-term deposit obligations from Moody's, A or higher with respect to long-term deposit obligations from S&P, and F2 or higher with respect to long-term deposit obligations from Fitch. If such depository institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

      "Event of Default" with respect to the CP Facility, has the meaning ascribed to the term in the Loan Agreement, and, with respect to the Warehouse Facility, has the meaning ascribed to the term in the Warehouse Agreement.

      "Facility" means the CP Facility or the Warehouse Facility, as applicable.

      "Lenders" means collectively, the CP Lenders and the Warehouse Lenders.

      "Loan Agreement" has the meaning set forth in the recitals.

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      "Warehouse Agreement" has the meaning set forth in the recitals.

      "Warehouse Lenders" means the lenders under the Warehouse Agreement.

      "Warehouse Termination Date" the date on which (a) the "Commitments" (as defined in the Warehouse Agreement) shall have been terminated, (b) all amounts due and payable to the lenders under the Warehouse Facility have been paid in full and (c) the collateral security therefor shall have been released pursuant to the Warehouse Agreement and/or the related security agreement.

      Section 2. Establishment and Maintenance of Accounts.

      (a) On or prior to the Effective Date, the Collateral Agent shall establish the Cash and Collateral Account with the Account Bank in the name of "LaSalle Bank National Association, as Collateral Agent." The Collateral Agent shall maintain the Cash and Collateral Account in accordance with the terms of this Agreement until the termination of this Agreement.

      PMC hereby pledges, assigns and transfers to the Collateral Agent for the benefit of the Warehouse Facility Agent and Warehouse Lenders, a security interest in PMC's interest in the Cash and Collateral Account. Each of PMC and PFI hereby pledges, assigns and transfers to the Collateral Agent for the benefit of the CP Facility Agent and the CP Lenders, a security interest in the Cash and Collateral Account.

      The Cash and Collateral Account shall be under the sole dominion and control of the Collateral Agent, and shall be a "blocked account," such that neither PMC nor PFI shall have access to such account at any time. As such, each of PMC, PMI, the Collateral Agent, the Warehouse Facility Agent, the CP Facility Agent and the Account Bank hereby agrees that the Account Bank will comply with instructions originated by the Collateral Agent directing the disposition of funds in the Cash and Collateral Account from time to time without further consent of PMC or PFI. Each of PMC and PFI agrees it shall not make any attempt to access the Cash and Collateral Account or funds therein.

      All amounts received by the Collateral Agent and from time to time deposited in the Cash and Collateral Account shall be held in trust by the Collateral Agent for the benefit of the Agents and the Lenders. If the CP Termination Date shall occur prior to the Warehouse Termination Date, then the Collateral Agent shall, from the date of the CP Termination Date, hold the Cash and Collateral Account for the benefit of the Warehouse Facility Agent and the Warehouse Lenders. If the Warehouse Termination Date shall occur prior to the CP Termination Date, then the Collateral Agent shall, from the date of the Warehouse Termination Date, hold the Cash and Collateral Account for the benefit of the CP Facility Agent and the Lenders.

      (b) On or prior to the Effective Date, the Servicer has established and shall maintain the Collection Account at LaSalle Bank National Association ("LaSalle"). The Collection Account and any amounts from time to time on deposit therein shall be held in trust for the benefit of the CP Facility Agent and the CP Lenders, until the CP Termination Date, and thereafter shall be held in trust for the benefit of PFI. The

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Collection Account will be governed by the Amended and Restated Assignment of
Account, dated as of the Effective Date, among PFI, the Servicer, the Administrative Agent and LaSalle (the "Assignment of Account").

      Section 3. Payments to Cash and Collateral Account; Allocations.

      (a) With respect to the CP Facility, unless a Default or Event of Default has occurred and is continuing under the CP Facility, all Take-Out Investors purchasing Mortgage Loans owned by PFI shall be instructed to remit all funds representing the purchase price for such Mortgage Loans into the Cash and Collateral Account. With respect to the Warehouse Facility, unless there is an Event of Default under the Warehouse Facility, all Take-Out Investors shall be instructed to deposit funds in payment for the related mortgage loans into the Cash and Collateral Account. In the event of a Default or Event of Default under the CP Facility, or an Event of Default under the Warehouse Facility, the Servicer agrees, upon the written request of the Warehouse Facility Agent or the CP Facility Agent, as applicable, to notify all Take-Out Investors in writing to redirect their payments to a segregated account identified by the Warehouse Facility Agent (in the case of the Warehouse Facility) or the Collection Account (in the case of the CP Facility).

      (b) From amounts on deposit in the Cash and Collateral Account from time to time, the Collateral Agent shall, based on the information provided to the Collateral Agent by the Servicer, identify the portion of such amounts that are pledged under the Warehouse Facility and the CP Facility, and within one Business Day of receipt shall allocate such amounts as follows:

            (i) With respect to amounts remitted to the Cash and Collateral Account from Take-Out Investors who are thereby purchasing Mortgage Loans sold by PMC to PFI under the Repurchase Agreement and pledged to the CP Facility Agent for the benefit of the CP Lenders under the CP Facility, the Collateral Agent shall remit such amounts:

                  (A) if the Servicer so directs, to the account designated by the Servicer, as payment by PFI for additional Mortgage Loans that are simultaneously being transferred from PMC to PFI and pledged to the CP Facility Agent for the benefit of the CP Lenders under the CP Facility; unless either (1) after giving effect to such release and transfer, the Collateral Value of all Eligible Mortgage Collateral shall not equal or exceed the Primary Obligations under the CP Facility or (2) the Collateral Agent shall have received notice from the CP Facility Agent that an Default or Event of Default shall have occurred under the Loan Agreement, and if either of the events described in the foregoing clauses (1) or (2) shall have occurred, the Collateral Agent shall remit such amounts to the Collection Account.

            (ii) With respect to amounts received from Take-Out Investors who are thereby purchasing mortgage loans pledged under the Warehouse Facility, the

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      Collateral Agent shall remit such amounts in accordance with the terms of the Warehouse Agreement:

      (c) None of PMC, PFI, the Warehouse Facility Agent or the CP Facility Agent shall have any right to make, order or direct withdrawals from the Cash and Collateral Account, it being understood that only the Collateral Agent shall have the right to make such withdrawals.

      Section 4. Investments. Amounts on deposit in the Cash and Collateral Account shall be invested only in Permitted Investments selected by the Servicer.

      Section 5. New Account Bank. In the event the Account Bank ceases to be an Eligible Institution, the Servicer shall, within ten days after learning thereof, notify the Collateral Agent and the Agents. Upon learning that the Account Bank ceases to be an Eligible Institution, the Collateral Agent shall establish a new Cash and Collateral Account (and transfer any balance and investments then in the Cash and Collateral Account to such new Cash and Collateral Account) at another Eligible Institution.

      Section 6. Term. This Agreement shall terminate on the earlier of the date mutually agreed by the parties hereto and:

      (a) with respect to the CP Facility Agent, the earlier of (x) ten calendar days after written notice to the other parties hereto, and (y) the CP Termination Date; and

      (b) with respect to the Warehouse Facility Agent, the earlier of (x) ten calendar days after written notice to the other parties hereto, and (y) the Warehouse Termination Date.

      Section 7. Liens.

      (a) Each of the Warehouse Facility Agent and the Warehouse Lenders hereby acknowledges and agrees that it has no Liens, whether now existing or hereafter acquired, in the "Collateral Proceeds" under and as defined in the Loan Agreement. Each of the Warehouse Facility Agent and the Warehouse Lenders hereby agrees that it shall not contest or challenge, or join any other Person in contesting or challenging, the validity, enforceability, priority or perfection of the security interest of the CP Facility Agent and the CP Lenders in the "Collateral Proceeds" under and as defined in the Loan Agreement.

      (b) Each of the CP Facility Agent and the CP Lenders hereby acknowledges and agrees that it has no Liens, whether now existing or hereafter acquired, in the "Collateral" under and as defined in the Warehouse Agreement. Each of the CP Facility Agent and CP Lenders hereby agrees that it shall not contest or challenge, or join any other Person in contesting or challenging, the validity, enforceability, priority or perfection of the security interest of the Warehouse Facility Agent and the Warehouse Lenders in the "Collateral" under and as defined in the Warehouse Agreement.


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      Section 8. Miscellaneous.

      (a) Dispute Resolution. In the event that a dispute as to the allocation or disposition of any of the funds in the Cash and Collateral Account shall arise which cannot be resolved in good faith by mutual agreement between the Warehouse Facility Agent, the CP Facility Agent, PMC, PFI and the Collateral Agent, then any of the Warehouse Facility Agent, the CP Facility Agent, PMC, PFI and the Collateral Agent may apply for resolution of such dispute to any court of competent jurisdiction. Other than as described in the preceding sentence and notwithstanding any other provision of this Agreement, the Collateral Agent shall have no right to take any action in respect of the funds on deposit from time to time in the Cash and Collateral Account other than as authorized by the Warehouse Facility Agent or the CP Facility Agent pursuant to the terms of this Agreement.

      (b) Notice of Certain Events; Termination Notice. Each of the Warehouse Facility Agent and the CP Facility Agent hereby agrees to give written notice to the other party and the Collateral Agent of any Default, Event of Default or any action taken under the Warehouse Agreement or the Loan Agreement, as applicable, to enforce the respective parties' security interests (provided that the failure to do so shall not prevent such Person from commencing such enforcement or affect its rights hereunder nor create any cause of action or liability against such Person).

      (c) Cumulative Remedies. All rights and remedies from time to time conferred upon or reserved to the Agent or the Lenders hereunder are cumulative, and none is intended to be exclusive of any other right or remedy which any such Person may have at law or in equity. No delay or omission in demanding the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy hereunder, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Each right and remedy hereunder may be exercised from time to time and as deemed expedient.

      (d) Binding Effect. This Agreement shall be binding on the successors and assigns of the Agents, the Lenders, the Collateral Agent, PMC and PFI.

      (e) Agreement Absolute. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against PMC or PFI under the Bankruptcy Code and all references herein to PMC and PFI shall be deemed to apply to a debtor-in-possession for such parties and all allocation of payments between the parties hereto shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis such payments were to be applied prior to the date of such petition.

      (f) Multiple Roles of Bank One. The parties hereto expressly acknowledge and consent to Bank One acting in the multiple capacities of Account Bank on the Cash and Collateral Account, as a Bank under the Loan Agreement and as Warehouse Facility Agent under the Warehouse Agreement. Bank One may, in such dual capacity, discharge

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its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Bank One of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Bank One.

      (g) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS; THE FACILITY AGENTS AND THE PURCHASERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

      (i) Counterparts. This Agreement may be executed in two or more counterparts and each counterpart, when so executed and delivered, shall constitute a complete and original agreement. It shall not be necessary when making proof of this Agreement or any counterpart hereof to produce or cancel any other counterparts.

      (j) Notices. All notices (excluding communications in the ordinary course of business hereunder) shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested (and in such case shall be effective the date of mailing), addressed as follows:

                                    PULTE FUNDING, INC.
                                    7475 South Joliet Street
                                    Englewood, Colorado 80112
                                    Telephone: (303) 740-3386
                                    Facsimile: (303) 741-2946
                                    Attention: Dave Bruining

                                    PULTE MORTGAGE CORPORATION
                                    7475 South Joliet Street
                                    Englewood, CO 80112
                                    Telephone: (303) 740-3386
                                    Facsimile: (303) 741-2946
                                    Attention: Dave Bruining

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                                    CREDIT LYONNAIS NEW YORK BRANCH
                                    Credit Lyonnais Building
                                    1301 Avenue of the Americas
                                    New York, New York 10019
                                    Facsimile: (212) 459-3258
                                    Attention: Conduit Securitization

                                    BANK ONE, NA (MAIN OFFICE CHICAGO)
                                    1 Bank One Plaza
                                    Chicago, Illinois 60670
                                    Facsimile: (312)

                                    LASALLE BANK NATIONAL ASSOCIATION
                                    2571 Busse Road, Suite 200
                                    Elk Grove Village, Illinois 60007
                                    Facsimile: (847) 766-3456
                                    Telephone: (847) 766-6429

      or to at such other address as any such party shall designate in writing to the other parties hereto.

      (k) Amendments; Assignments.

            (i) This Agreement may be amended by the parties hereto by written agreement.

            (ii) This Agreement may not be assigned by any party hereto except in accordance with the terms and conditions agreed to in writing by all of the parties hereto. Subject to the foregoing, the terms of this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

      (l) No Proceedings.

      Each of the parties hereto hereby agree that it will not institute against the Issuers, or join any other Person in instituting against the Issuers, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law so long as any Commercial Paper Notes shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit the rights of the parties hereto to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any other person.

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      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

                                    PULTE FUNDING, INC.,

                                    By: _______________________________
                                        Name:
                                        Title:


                                    PULTE MORTGAGE CORPORATION

                                    By: _______________________________
                                        Name:
                                        Title:

                                    CREDIT LYONNAIS NEW YORK
                                    BRANCH,
                                    as CP Facility Agent

                                    By: _______________________________
                                        Name:
                                        Title:

                                    BANK ONE, NA,
                                    as Warehouse Facility Agent

                                    By: _______________________________
                                        Name:
                                        Title:

                                    LASALLE BANK NATIONAL
                                    ASSOCIATION,
                                    as Collateral Agent

                                    By: _______________________________
                                        Name:
                                        Title:

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